UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 15, 2013

COMMONWEALTH REIT

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-9317	04-6558834
(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts	02458-1634
(Address of Principal Executive Offices)	(Zip Code)

(617) 332-3990

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On March 15, 2013, CommonWealth REIT, or we or our, sold all 9,950,000 common shares of beneficial interest, or common shares, that we owned of Government Properties Income Trust, or GOV, in a public offering for $25.20 per common share, raising gross proceeds of $250.7 million ($239.7 million net of underwriting discount and other estimated expenses).  We expect to use the net proceeds from this sale to repay indebtedness, including amounts borrowed under our revolving credit facility to fund, in part, the purchase price of our senior notes that were tendered in our debt tender offer, and for general corporate purposes.  GOV is a real estate investment trust which primarily owns properties that are majority leased to government tenants and was our wholly owned subsidiary until GOV’s initial public offering in June 2009 when it became a separate public company. For information regarding certain relationships and related transactions between CommonWealth REIT and GOV, please refer to our Form 8-K filed with the Securities and Exchange Commission on March 12, 2013.

WARNING CONCERNING FORWARD LOOKING STATEMENTS

THIS CURRENT REPORT ON FORM 8-K CONTAINS STATEMENTS WHICH CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE SECURITIES LAWS. THESE FORWARD LOOKING STATEMENTS ARE BASED UPON OUR PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR FOR VARIOUS REASONS, INCLUDING SOME REASONS WHICH ARE BEYOND OUR CONTROL. FOR EXAMPLE, THIS CURRENT REPORT ON FORM 8-K STATES THAT WE EXPECT TO USE THE PROCEEDS OF THIS TRANSACTION TO REPAY INDEBTEDNESS, INCLUDING AMOUNTS BORROWED UNDER OUR REVOLVING CREDIT FACILITY. INSTEAD, WE MAY USE THE PROCEEDS OF THIS TRANSACTION TO REPAY OTHER INDEBTEDNESS OR FOR GENERAL CORPORATE PURPOSES.  IN ADDITION, THIS CURRENT REPORT ON FORM 8-K INCLUDES CERTAIN PRO FORMA FINANCIAL STATEMENTS WHICH ARE NOT NECESSARILY INDICATIVE OF ACTUAL OR EXPECTED RESULTS OF OPERATIONS FOR ANY FUTURE PERIOD, FOR THE REASONS, AMONG OTHERS, DESCRIBED IN THIS FORM 8-K.

FOR THESE REASONS, AMONG OTHERS, INVESTORS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE UPON FORWARD LOOKING STATEMENTS.

Item 9.01.  Financial Statements and Exhibits.

This Current Report on Form 8-K includes unaudited pro forma condensed consolidated financial statements, which include the sale of all 9,950,000 common shares that we owned of GOV.  These unaudited pro forma condensed consolidated financial statements are not necessarily indicative of the expected results of operations for any future period.  Differences could result from many factors, including future changes in our portfolio of investments, changes in interest rates, changes in our capital structure, changes in property level operating expenses, changes in property level revenues, including rents expected to be received pursuant to existing leases or entered into during 2012, and for other reasons.  Consequently, actual future results are likely to be different than amounts presented in the unaudited pro forma condensed consolidated financial statements and such differences could be significant.

(b)                                 Pro Forma Financial Information.

Introduction to Unaudited Pro Forma Condensed Consolidated Financial Statements	F-1
Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2012	F-2
Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2012	F-3
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements	F-4

2

COMMONWEALTH REIT

Introduction to Unaudited Pro Forma Condensed Consolidated Financial Statements

The following unaudited pro forma condensed consolidated balance sheet as of December 31, 2012 is intended to present our consolidated financial position as if the sale of all 9,950,000 common shares that we owned of GOV had been completed as of December 31, 2012, and the estimated net proceeds therefrom were applied to repay amounts outstanding under our revolving credit facility.  The following unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2012 is intended to present our results of continuing operations as if the sale of all 9,950,000 common shares that we owned of GOV had been completed as of January 1, 2012.  The following unaudited pro forma condensed consolidated statement of operations excludes certain data relating to discontinued operations and should be read in conjunction with our financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2012, which include certain data relating to discontinued operations not included in the unaudited pro forma condensed consolidated statement of operations included in this Current Report on Form 8-K.  These unaudited pro forma condensed consolidated financial statements are provided for illustrative purposes only and are not necessarily indicative of our expected financial position and results of operations for any future period.  Differences could result from many factors, including future changes in our portfolio of investments, changes in interest rates, changes in our capital structure, changes in property level operating expenses, changes in property level revenues, including rents expected to be received pursuant to existing leases or entered into during 2012, and for other reasons.  Consequently, actual future results are likely to be different than amounts presented in the unaudited pro forma condensed consolidated financial statements and such differences could be significant.

COMMONWEALTH REIT

Unaudited Pro Forma Condensed Consolidated Balance Sheet

December 31, 2012

(dollars in thousands)

	Historical	Sale of GOV Shares (A)	Pro Forma
ASSETS:
Real estate properties	$7,829,409	$—	$7,829,409
Accumulated depreciation	(1,007,606)	—	(1,007,606)
	6,821,803	—	6,821,803
Properties held for sale	171,832	—	171,832
Acquired real estate leases, net	427,756	—	427,756
Equity investments	184,711	(173,452)	11,259
Cash and cash equivalents	102,219	—	102,219
Other assets, net	481,313	—	481,313
Total assets	$8,189,634	$(173,452)	$8,016,182

LIABILITIES AND SHAREHOLDERS’ EQUITY:
Revolving credit facility	$297,000	$(239,700)	$57,300
SIR revolving credit facility	95,000	—	95,000
Senior unsecured debt, net	2,972,994	—	2,972,994
Mortgage notes payable, net	984,827	—	984,827
Liabilities related to properties held for sale	2,339	—	2,339
Assumed real estate lease obligations, net	69,304	—	69,304
Other liabilities	266,702	—	266,702
Shareholders’ equity:
Shareholders’ equity attributable to CommonWealth REIT:
Preferred shares	633,661	—	633,661
Common shares	838	—	838
Additional paid in capital	3,585,400	—	3,585,400
Cumulative net income	2,386,900	66,248	2,453,148
Cumulative other comprehensive income	565	—	565
Cumulative common distributions	(2,972,569)	—	(2,972,569)
Cumulative preferred distributions	(529,367)	—	(529,367)
Total shareholder’s equity attributable to CommonWealth REIT	3,105,428	66,248	3,171,676
Noncontrolling interest in consolidated subsidiary	396,040	—	396,040
Total shareholders’ equity	3,501,468	66,248	3,567,716
Total liabilities and shareholders’ equity	$8,189,634	$(173,452)	$8,016,182

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

COMMONWEALTH REIT

Unaudited Pro Forma Condensed Consolidated Statement of Operations

Year Ended December 31, 2012

(amounts in thousands, except per share data)

	Historical	Sale of GOV Shares (B)	Pro Forma
REVENUES:
Rental income	$1,013,092	$—	$1,013,092

EXPENSES:
Operating expenses	419,681	—	419,681
Depreciation and amortization	245,729	—	245,729
General and administrative	51,697	—	51,697
Acquisition related costs	5,648	—	5,648
Total expenses	722,755	—	722,755

Operating income	290,337	—	290,337

Interest and other income	1,428	—	1,428
Interest expense	(204,244)	1,615	(202,629)
Loss on early extinguishment of debt	(1,895)	—	(1,895)
Equity in earnings of investees	11,420	(10,836)	584
Gain on issuance of shares by an equity investee	7,246	—	7,246
Income from continuing operations before income tax expense	104,292	(9,221)	95,071
Income tax expense	(3,207)	—	(3,207)
Income from continuing operations	101,085	(9,221)	91,864
Income from continuing operations attributable to noncontrolling interest in consolidated subsidiary	(15,576)	—	(15,576)
Income from continuing operations attributable to CommonWealth REIT	85,509	(9,221)	76,288
Preferred distributions	(51,552)	—	(51,552)
Excess redemption price paid over carrying value of preferred shares	(4,985)	—	(4,985)
Income from continuing operations available for CommonWealth REIT common shareholders	$28,972	$(9,221)	$19,751

Weighted average common shares outstanding — basic and diluted	83,750		83,750

Basic and diluted earnings per common share attributable to CommonWealth REIT common shareholders:
Income from continuing operations	$0.35		$0.24

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

COMMONWEALTH REIT

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

(dollars in thousands)

Unaudited Pro Forma Condensed Consolidated Balance Sheet Adjustments

(A)             Represents the sale of all 9,950,000 common shares that we owned of GOV in a public offering for $25.20 per common share, raising gross proceeds of $250,740 ($239,700 net of underwriting discount and other estimated expenses), and the application of the net proceeds used to repay amounts outstanding under our revolving credit facility.  The pro forma adjustment to cumulative net income represents the estimated gain on sale of this transaction resulting from the per share sales price exceeding our per share carrying value.  The estimated gain is calculated as follows:

Estimated net proceeds	$239,700
Carrying value of equity investment	(173,452)
Estimated gain on sale	$66,248

GOV is a real estate investment trust which primarily owns properties that are majority leased to government tenants and was our wholly owned subsidiary until GOV’s initial public offering in June 2009 when it became a separate public company.

Unaudited Pro Forma Condensed Consolidated Statement of Operations Adjustments for the Year Ended December 31, 2012

(B)             Represents the effect on equity in earnings of investees from the sale of all 9,950,000 common shares that we owned of GOV and the reduction in interest expense related to the application of the estimated net proceeds from this sale to repay amounts outstanding under our revolving credit facility and then, only to the extent that borrowings were outstanding during 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMONWEALTH REIT

By:	/s/ John C. Popeo
Name:	John C. Popeo
Title:	Treasurer and Chief Financial Officer

Date:  March 18, 2013

3